UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 09, 2004

                        SUNSET FINANCIAL RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

           Maryland                    001-32026                 16-1685692

(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       file number)        Identification Number)

           10245 Centurion Parkway North, Jacksonville, Florida 32256
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 425-4099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a press release issued by the registrant on August 11, 2004.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      99.1  Press Release issued November 10, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004

                                        SUNSET FINANCIAL RESOURCES, INC.

                                        By: /s/ Thomas G. Manuel
                                            --------------------
                                            Secretary

                                INDEX TO EXHIBITS

               EXHIBIT
               NUMBER                     DESCRIPTION
               ------                     -----------

               99.1       Press Release issued November 10, 2004